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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 4, 2000


                         HIBBETT SPORTING GOODS, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                            000-20969                   63-1074067
(State of other jurisdiction              Commission file number       (I.R.S. Employer
of Incorporation or organization)                                       Identification No.)

               451 Industrial Lane
               Birmingham, Alabama                                    35211
    (Address of Principal Executive Offices)                        (Zip Code)

              Registrant's telephone number, including area code:
                                (205) 942-4292

                                Not applicable
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

         Attached as an exhibit is a press release issued by Hibbett Sporting Goods, Inc. on April 4, 2000 announcing a share repurchase program pursuant to which the company may repurchase up to 1,000,000 shares of its common stock.

Item 7.  Financial Statements and Exhibits

Exhibit 99 -- Press Release, dated April 4, 2000, issued by Hibbett Sporting
              Goods, Inc.

                                  Signatures


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HIBBETT SPORTING GOODS, INC.

Date:  April 4, 2000              By: /s/ Susan H. Fitzgibbon
                                     -------------------------
                                     Susan H. Fitzgibbon
                                     Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit #  Description
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   99      Press Release, dated April 4, 2000, issued by Hibbett Sporting
           Goods, Inc.


TYPE  EX-99
SEQUENCE 2
DESCRIPTION PRESS RELEASE DATED APRIL 4, 2000


                                       2